                                                                    EXHIBIT 1(b)

                       AMERICAN INTERNATIONAL GROUP, INC.

                           U.S. $____________________

                          Medium-Term Notes, Series [ ]

                      Due from Nine Months to Thirty Years
                               from Date of Issue

                             Distribution Agreement


                                                          DATE



NAME/ADDRESS


Dear Sirs:

                 American International Group, Inc., a Delaware corporation
(the "Company"), proposes to issue and sell up to U.S. $____________ aggregate principal amount (or the equivalent thereof in one or more foreign currencies or currency units) of its Medium-Term Notes, Series [ ], due from nine months to thirty years from date of issue (the "Securities"). Subject to the terms and conditions stated herein, the Company hereby (i) appoints ____________________ as agent of the Company for the purpose of soliciting offers to purchase the Securities from the Company and (ii) agrees that whenever it determines to sell Securities directly to __________________ as principal for resale to others, it will, if requested by you, enter into a separate agreement, substantially in the form of Annex I hereto, relating to such sale or another agreement (which may be oral and confirmed in writing) relating to your purchase as principal (each a "Terms Agreement"), in each case in accordance with Section 2(b) hereof. The Company reserves the right to sell Securities directly on its own behalf and to enter into agreements substantially identical hereto with other broker-dealers as Agents.

                 The terms and rights of the Securities shall be as specified in or established pursuant to the indenture, dated as of July 15, 1989, between the Company and The Bank of New York as Trustee (the "Trustee"), and is referred to herein as the "Indenture". The Securities shall have the maturity ranges, annual interest rates (if any), redemption provisions and other terms set forth in the Prospectus referred to below as it may be supplemented from time to time. The Securities will be issued, and the terms thereof established, from time to time by the Company in accordance with the Indenture and the Administrative Procedures attached hereto as Annex II and, if applicable, will be specified in a related Terms Agreement.

                 1. The Company represents and warrants to, and agrees with, you that:

                 (a)  A registration statement on Form S-3 (Registration
No. 33-41643) and Post-Effective Amendment No. 1 thereto, and a registration
statement on Form S-3 (Registration No. 33-     ) in respect of certain debt
securities including the Securities have been filed with the Securities and Exchange Commission (the "Commission"), and such registration statements and Post-Effective Amendments have been declared effective by the Commission, and no stop order suspending the effectiveness of any of such registration statements has been issued, and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included
in the registration statement (No. 33-     ) being hereinafter called a
"Preliminary Prospectus"; the various parts of such registration statements, including all exhibits thereto but excluding Form T-1, each as amended at the time such part became effective, being hereinafter collectively called the "Registration Statement"; the prospectus relating to the Securities, in the form in which it has most recently been filed, or mailed for filing, with the Commission on or prior to the date of this Agreement, being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Securities Act of 1933, as amended (the "Act"), as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and incorporated therein by reference; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as each time amended or supplemented with respect to Securities sold pursuant to this Agreement, in the form in which it is filed with, or mailed for filing to, the Commission pursuant to Rule 424 under the Act, including any documents incorporated therein by reference as of the date of such filing or mailing);

                 (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the statements made in such documents in response to Statement of Financial Accounting Standards No. 33 and Item 302 or
Item 303, as the case may be, of Regulation S-K and within the coverage of Rule 175(b) of the rules and regulations of the Commission under the Act were, or will be, as the case may be, made by the Company with a reasonable basis and in good faith; provided, however,that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by you expressly for use in the Prospectus as amended or supplemented to relate to a particular issuance of Securities, or to any statements in any such document which does not constitute part of the Registration Statement or Prospectus pursuant to Rule 412 of the rules and regulations of the Commission under the Act;

                 (c) The Registration Statement and the Prospectus conform, and any amendments or supplements thereto will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by you expressly for use in the Prospectus as amended or supplemented to relate to a particular issuance of Securities;

                 (d) The Company has been duly incorporated and is an existing corporation in good standing under the laws of Delaware, and has full power and authority to own its properties and to conduct its business as described in the

Prospectus and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which its ownership or leasing of properties, or the conduct of its business, requires such qualification, and where failure to so qualify would have a material adverse effect on the financial condition of the Company; and each subsidiary of the Company named in the first paragraph under "Item 1. Business" of the Company's Form 10-K for the fiscal year ended December 31, 199 filed with the Commission ("Material Subsidiary") has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation;

                 (e) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from any court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material change in the capital stock (other than as occasioned by Common Stock having been issued pursuant to the Company's employee stock purchase plans, employee stock option plans and upon conversion of convertible securities outstanding on the date hereof) or any change in long-term debt of the Company or any of its Material Subsidiaries, in each case in excess of $200,000,000, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its Material Subsidiaries, otherwise than as set forth or contemplated in the Prospectus;

                 (f) The series constituting the Securities has been duly authorized and established in conformity with the Indenture and, when the terms of a particular Security and of the issue and sale thereof have been duly authorized and established by all necessary corporate action in conformity with the Indenture and such Security has been duly completed, executed, authenticated and issued in accordance with the Indenture, and delivered against payment therefor as contemplated by this Agreement and any applicable Terms Agreement, such Security will have been duly executed, authenticated, issued and delivered and will constitute a valid and legally binding obligation of the Company entitled to the benefits provided by the Indenture; the Indenture has been duly authorized and qualified under the Trust Indenture Act and constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture conforms and the Securities will conform to the descriptions thereof in the Prospectus;

                 (g) The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture, this Agreement and any Terms Agreement, and the consummation of the transactions herein and therein contemplated, will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the Restated Certificate of Incorporation, as amended, or the By-Laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the solicitation of offers to purchase Securities and the issue and sale of the Securities or the consummation by the Company of the other transactions contemplated by this Agreement, any Terms Agreement or the Indenture, except such as have been, or will have been prior to the date of this Agreement, obtained under the Act or the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws (including insurance laws of any state relating to offers and sales of Securities in such state) in connection with the solicitation by you of offers to purchase the Securities from the Company and with purchases of the Securities by you as principal, as the case may be, both in the manner contemplated hereby;


                 (h) There is no action, suit or proceeding pending, or to the knowledge of the executive officers of the Company, threatened against the Company or any of its subsidiaries, which has, or may reasonably be expected in the future to have, a material adverse effect on the current or prospective consolidated business or condition (financial or other) of the Company and its subsidiaries taken as a whole, except as set forth or contemplated in the Prospectus; and, at each Time of Delivery (as defined in Section 2(b) hereof), there will not be any action, suit or proceeding pending, or to the knowledge of the executive officers of the Company, threatened against the Company or any of its subsidiaries, which will have had, or may reasonably be expected in the future to have, a material adverse effect on the current or prospective consolidated business or condition (financial or other) of the Company and its subsidiaries taken as a whole, except as set forth or contemplated in the Prospectus as amended or supplemented; and

                 (i) Coopers & Lybrand, who have certified financial statements of the Company and its subsidiaries, are independent public accountants with respect to the Company and its subsidiaries as required by the Act and the rules and regulations of the Commission thereunder.

                 2. (a) On the basis of the representations and warranties, and subject to the terms and conditions, herein set forth, __________________________ agrees, as agent of the Company (in its capacity as agent, the "Agent"), to use its best efforts to solicit offers to purchase the Securities from the Company upon the terms and conditions set forth in the Prospectus as amended or supplemented.

                 The Company reserves the right, in its sole discretion, to instruct the Agent to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase the Securities. Upon receipt of instructions from the Company, the Agent will forthwith suspend solicitation of offers to purchase Securities from the Company until such time as the Company has advised it that such solicitation may be resumed.

                 The Company agrees to pay the Agent a commission, at the time of settlement of each sale of Securities by the Company as a result of a solicitation made by the Agent, in an amount to be agreed to by the Company and the Agent at the time of solicitation.

                 As Agent, you are authorized to solicit offers to purchase the Securities only in authorized denominations as set forth in the Prospectus at a purchase price equal to 100% of their principal amount unless otherwise indicated on the applicable pricing supplement to the Prospectus. The Agent shall communicate to the Company, orally or in writing, each offer to purchase Securities other than those rejected by the Agent. The Company shall have the sole right to accept offers to purchase Securities and may reject any proposed purchase of Securities as a whole or in part. The Agent shall have the right, in its discretion reasonably exercised, to reject any offer received by it to purchase Securities, as a whole or in part, and any such rejection by the Agent shall not be deemed a breach of its agreements contained herein.

                 (b) Each sale of Securities to you as principal shall be made in accordance with the terms of this Agreement and a Terms Agreement which will provide for the sale of such Securities to, and the purchase thereof by, you. A Terms Agreement may also specify certain provisions relating to the reoffering of such Securities by you. Your commitment to purchase Securities pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall include a specification of the principal amount of Securities to be purchased by you pursuant thereto, the price to be paid to the Company for such Securities, any provisions relating to rights of, and default by, underwriters acting together with ____________________________ in the reoffering of the Securities, and the time (each a "Time of Delivery") and place of delivery of and payment for such Securities. Such Terms Agreement shall also specify any requirements for officers' certificates, opinions of counsel and accountants' letters pursuant to Section 4 hereof.

                 (c) Procedural details relating to the issue and delivery of Securities, the solicitation of offers to purchase, and purchases by you as principal of, Securities, and the payment in each case therefor, are set forth in the Administrative Procedures attached hereto as Annex II (the "Procedure"). You and the Company agree to perform the respective duties and obligations specifically provided to be performed by the Company and you in the Procedure as it may be amended from time to time by written agreement between you and the Company.

                 (d) Agent agrees, with respect to any Security denominated in a currency other than U.S. dollars, as agent, directly or indirectly, not to solicit offers to purchase, as a principal under any Terms Agreement or otherwise, directly or indirectly, and not to offer, sell or deliver, such Security in, or to residents of, the country issuing such currency, except, in each case, as permitted by applicable law.

                 3.       Any documents required to be delivered pursuant to
Section 6 hereof shall be delivered to such place within the Borough of Manhattan in The City of New York as you may reasonably request.

                 4.       The Company covenants and agrees with you:

                 (a) To make no amendment or supplement to the Registration Statement or the Prospectus after the date of any Terms Agreement and prior to the related Time of Delivery which shall be disapproved by you promptly after reasonable





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
notice thereof; to make no such amendment or supplement at any other time prior to having afforded you a reasonable opportunity to review it; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities, and during such same period to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or become effective or any supplement to the Prospectus or any amended Prospectus has been filed with, or mailed for filing to, the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amendment or supplement of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any such prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

                 (b) Promptly from time to time to take such action as you reasonably may request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution or sale of the Securities; provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                 (c) To furnish you with copies of the Registration Statement and each amendment thereto, and with copies of the Prospectus as each time amended or supplemented in the form in which it is filed with, or mailed for filing to, the Commission pursuant to Rule 424 under the Act, both in such quantities as you may reasonably request from time to time; and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities (including Securities purchased from the Company by you as principal) and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered,





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
not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify you as promptly as practicable and request you to suspend solicitation of offers to purchase Securities from the Company, in your capacity as agent of the Company and, if so notified, you shall forthwith cease such solicitations; and if the Company shall decide to amend or supplement the Registration Statement or the Prospectus as then amended or supplemented, to so advise you promptly by telephone (with confirmation in writing) and to prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement or the Prospectus as then amended or supplemented that will correct such statement or omission or effect such compliance; provided, however, that if during such same period you continue to own Securities purchased from the Company by you as principal, the Company shall promptly prepare and file with the Commission such an amendment or supplement;

                 (d) To make generally available to its security holders as soon as practicable, but in any event not later than 90 days after the close of the period covered thereby, an earning statement or statements of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158) and covering each twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the date of any sale of Securities hereunder;

                 (e) During the period when this Agreement is in effect, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders, and deliver to you (i) as soon as they are available, a copy of each report and definitive proxy statement of the Company furnished to or filed with the Commission under the Exchange Act or mailed to shareholders; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request;

                 (f) That, from the date of any Terms Agreement and continuing to and including the earlier of (i) the termination of the trading restrictions for the Securities purchased thereunder, as notified to the Company by you and (ii) the related Time of Delivery, the Company will not, without your prior written consent, offer, sell, contract to sell or otherwise dispose of any debt securities of the Company which mature more than nine months after such Time of Delivery and which are substantially similar to the Securities; provided, however, the foregoing restriction shall not apply to an issue of debt securities denominated in a currency other than U.S. dollars or to an issue of debt securities at least 90% of which is offered and sold outside the United States;

                 (g) That each acceptance by the Company of an offer to purchase Securities hereunder, and each sale of Securities to you pursuant to a Terms Agreement, shall be deemed to be an affirmation to you that the representations and warranties of the Company contained in or made pursuant to this Agreement are true and correct as of the date of such acceptance or of such Terms Agreement as though made at and as of such time, and an undertaking that such representations and warranties will be true and correct as of the settlement date for the Securities relating to such acceptance and as of the Time of Delivery relating to such sale, as though made at and as of each such date (except that such representations and warranties shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented relating to such Securities);

                 (h) That each time the Registration Statement or the Prospectus shall be amended or supplemented (other than by an amendment or supplement relating solely to the terms of the Securities offered), each time a document filed under the Act or the Exchange Act is incorporated by reference into the Prospectus, and each time, if so indicated in the applicable Terms Agreement, the Company sells Securities to you as principal, the Company shall furnish or cause to be furnished forthwith to you, upon your request, a certificate of officers of the Company satisfactory to you, dated the date of such supplement, amendment, incorporation or Time of Delivery related to such sale, in form satisfactory to you in your reasonable judgment to the effect that the statements contained in the certificate referred to in Section 6(g) hereof which were last furnished to you are true and correct at such date, as though made at and as of such date (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such time) or, in lieu of such certificate, certificates of the same tenor as the certificates referred to in said Section 6(g) but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date;

                 (i) That each time the Registration Statement or the Prospectus shall be amended or supplemented (other than by an amendment or supplement relating solely to the terms of the Securities offered), each time a document filed under the Act or the Exchange Act is incorporated by reference into the Prospectus, and each time, if so indicated in the applicable





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
Terms Agreement, the Company sells Securities to you as principal, the Company shall furnish or cause to be furnished forthwith to you, upon your request, a written opinion of Sullivan & Cromwell, counsel for the Company, and a written opinion of Kathleen E. Shannon, Vice President, Secretary and Senior Counsel of the Company, or, in either case, other counsel satisfactory to you in your reasonable judgment, dated the date of such amendment, supplement, incorporation or Time of Delivery relating to such sale, each in form satisfactory to you in your reasonable judgment to the effect that you may rely on the opinion referred to in Section 6(c) or (d) hereof, as the case may be, which was last furnished to you to the same extent as though it were dated the date of such letter authorizing reliance (except that statements in such last opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date) or, in lieu of either such opinion, an opinion of the same tenor as the opinion referred to in Section 6(c) or (d) hereof, as the case may be, but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date; and

                 (j) That each time the Registration Statement or the Prospectus shall be amended or supplemented and each time that a document filed under the Act or the Exchange Act is incorporated by reference into the Prospectus, in either case to set forth financial information included in or derived from the Company's consolidated financial statements, or, if so indicated in the applicable Terms Agreement, each time the Company sells Securities to you as principal, the Company shall cause its independent public accountants forthwith to furnish you, upon your request, a letter, dated the date of such amendment, supplement, incorporation or Time of Delivery relating to such sale, in form satisfactory to you in your reasonable judgment, of the same tenor as the letter referred to in Section 6(e) hereof but modified to relate to the Registration Statement and the Prospectus as amended or supplemented to the date of such letter, with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company, to the extent such financial statements and other information are available as of a date not more than five business days prior to the date of such letter; provided, however, that where such amendment, supplement or document incorporated by reference only sets forth unaudited quarterly financial information, the scope of such letter may be limited to relate to such unaudited financial information unless any other accounting or financial information included or incorporated by reference therein is of a character that, in your reasonable judgment, such letter should address such other information.





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
                 5. The Company covenants and agrees with you that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to you;
(ii) the fees and expenses of your counsel in connection with the transactions contemplated hereunder; (iii) the cost of printing, word-processing or reproducing this Agreement, any Terms Agreement, any Indenture, any Blue Sky and Legal Investment Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iv) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 4(b) hereof, including fees and disbursements of the Company's counsel in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (v) any fees charged by security rating services for rating the Securities; (vi) the cost of preparing the Securities; (vii) the fees and expenses of any Trustee and any agent of any Trustee and the fees and disbursements of counsel for any Trustee in connection with any Indenture and the Securities; (viii) any advertising expenses connected with the solicitation of offers to purchase and the sale of Securities so long as such advertising expenses have been approved by the Company; and (ix) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. You shall pay all other fees and expenses you incur.

                 6. Your obligations as agent of the Company to solicit offers to purchase the Securities and your obligations to purchase Securities as principal pursuant to any Terms Agreement shall be subject, in your reasonable discretion, to the condition that all representations and warranties and other statements of the Company herein are true and correct at and as of the date of this Agreement, the date of each such solicitation, any settlement date related to the acceptance of such an offer, and each Time of Delivery, the condition that the Company shall have performed all of its obligations hereunder theretofore in each case to be performed and the following additional conditions, where applicable:


                 (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission or to the knowledge of the

Company or the Agent, shall be contemplated by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

                 (b)      You shall have received, upon your request, from
                        , your counsel, such opinion, dated the Time of Delivery as specified in the applicable Terms Agreement, with respect to the incorporation of the Company, the validity of the Securities, the Registration Statement, the Prospectus as amended or supplemented, and other related matters as you may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters;

                 (c) You shall have received an opinion or opinions of Sullivan & Cromwell, counsel for the Company, dated any applicable date referred to in Section 4(i) to the effect that:

                 (i) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware;

                 (ii) The Registration Statement, as of the date it became effective, and the Prospectus as amended or supplemented, as of the date of such opinion, appeared on their face to be appropriately responsive in all material respects to the requirements of the Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder (except that no opinion need be expressed as to financial statements and financial and statistical data);

                 (iii) Nothing has come to the attention of such counsel in their review (as described in such opinion) that has caused them to believe that the Registration Statement or the Prospectus, as of the date the Registration Statement became effective, contained any untrue statement of material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus as amended or supplemented, as of the date of such opinion, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, (except that (A) no opinion need be expressed as to financial statements and financial and statistical data or as to the statement of the eligibility and qualification of the Trustee and (B) such counsel may state that they assume no responsibility for the accuracy or fairness of the statements contained in the Registration Statement and the Prospectus as amended or supplemented except for those made under the captions "Description of Debt Securities" in the Prospectus and "Description of Notes" in the Prospectus as amended or supplemented, insofar as they relate to provisions of documents therein described);

                 (iv) The series constituting the Securities has been duly authorized and established in conformity with the Indenture, and, when the terms of a particular Security and of the issue and sale thereof have been duly authorized and established by all necessary corporate action in conformity with the Indenture and such Security has been duly completed, executed, authenticated and issued in accordance with the Indenture, and delivered against payment therefor as contemplated by this Agreement and any applicable Terms Agreement, such Security will constitute a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                 (v) The Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Indenture has been duly qualified under the Trust Indenture Act; and the Indenture conforms to the description thereof in the Prospectus; and

                 (vi) This Agreement (and any applicable Terms Agreement) has been duly authorized, executed and delivered by the Company;


                 In providing such opinion, such counsel may assume, in connection with their opinion set forth in paragraph (iv) above, that at or prior to the time of the delivery of each Security the authorization of the series constituting the Securities will not have been modified or rescinded and, with respect to each Security, that such Security will conform to the form of the Securities examined by such counsel and there will not have occurred any change in law affecting the validity or enforceability of such Security. Such counsel may also assume that none of the terms of any Security to be established subsequent to the date hereof nor the issuance and delivery of such Security, nor the compliance by the Company with the terms of such Security will result in a violation of any agreement or instrument then binding upon the Company, or any restriction imposed by any court or governmental body having jurisdiction over the Company. Such counsel may also state in rendering their opinion set forth in paragraph (iv) above, that, as of the date of such opinion, a judgment for money in an action based on Securities denominated in foreign currencies or currency units in a Federal or State court in the United States ordinarily would be enforced in the United States only in United States dollars and that the date used to determine the rate of conversion of the foreign currency or currency unit in which a particular Security is denominated into United States dollars will depend upon various factors, including which court renders the judgment.

                 (d) You shall have received an opinion of Kathleen E. Shannon, Vice President, Secretary and Senior Counsel of the Company, dated any applicable date referred to in Section 4(i) to the effect that:

                 (i) The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which its ownership or leasing of properties or the conduct of its business requires such qualification, and where failure to so qualify would have a material adverse effect on the financial position of the Company; and each of the Material Subsidiaries of the Company is a corporation duly organized and validly existing under the laws of the jurisdiction where it was incorporated and is duly licensed or admitted to transact business and is in good standing in each of the jurisdictions in which it is doing business and required to be licensed or admitted and where the failure to be so qualified or in good standing would have a material adverse effect upon its operations or financial condition; and, except as otherwise stated in such opinion, the capital stock of each Material Subsidiary is owned by the Company to the extent stated in the schedule set forth in the Prospectus as amended or supplemented, free and clear of any liens, encumbrances or other claims or restrictions (such counsel being entitled to rely with respect to the opinion required by this clause (i) upon opinions of local counsel as to matters governed by the laws of jurisdictions other than the State of New York);

                 (ii) The Company has an authorized capitalization as set forth in the Prospectus as amended or supplemented;

                 (iii) To the best knowledge and information of such counsel, there are no contracts or other documents required to be summarized or disclosed or filed as exhibits to the Registration Statement other than those filed as exhibits thereto, and there are no legal or governmental proceedings pending or threatened of a character required to be disclosed in the Registration Statement and the Prospectus as amended or supplemented which are not disclosed and properly described therein;

                 (iv) The issue and sale of the Securities (provided that the terms of such securities shall have been established by all necessary corporate action in conformity with the Indenture), and the compliance by the Company with all of the provisions of the Securities, the Indenture, this Agreement and any Terms Agreement, will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, or other agreement or instrument in effect on the date of such opinion and known to such counsel, to which the Company is a party or by which the Company may be bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the Restated Certificate of Incorporation, as amended, or the By-Laws of the Company in effect on the date of such opinion, or any judgment, order or decree of any court or governmental body applicable to the Company; and no consent, approval, authorization, order, registration or qualification of or with any court or any regulatory authority or other governmental body of or in the United States is required for the issue and sale of the Securities or the consummation by the Company of the other transactions contemplated by this Agreement (and any applicable Terms Agreement) or the Indenture, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws (including insurance laws of any state relating to offers and sales of Securities in such state) in connection with solicitation by the Agent or by other agents of the Company of offers to purchase Securities and with purchases of Securities by you and any other firms as principals, as the case may be, both as contemplated by this Agreement (and any applicable Terms Agreement);

                 (v) No facts have come to such counsel's attention which might lead such counsel to believe that the Company and each Material Subsidiary does not hold all necessary licenses, permits and authorizations from regulatory authorities in each jurisdiction where the character of its operations requires any such license, permit or authorization, other than licenses, permits and authorizations in jurisdictions which in the aggregate did not account for a material portion of the gross premiums written by the Company and such subsidiaries in the calendar year most recently ended for which such figure is known to the Company or licenses, permits or authorizations, the failure to so hold will not, in the opinion of such counsel, individually or in the aggregate have a material adverse effect on the Company and its subsidiaries taken as a whole;

                 (vi) To the best knowledge and information of such counsel after reasonable investigation, there are no actions, suits or proceedings pending or threatened against any Material Subsidiaries of the Company by or before any regulatory authority of the United States or any political subdivision thereof, which may lead to the revocation of any license, permit or authorization in any jurisdiction where the character of the operations of such subsidiary requires such license, permit or authorization, other than licenses, permits and authorizations in jurisdictions which in the aggregate did not account for a material portion of the gross premiums written by the Company and such subsidiaries in the calendar year most recently ended for which such figure is known to the Company or licenses, permits or authorizations, the absence of which would not in the opinion of such counsel individually or in the aggregate have a material adverse effect on the Company and its subsidiaries taken as a whole; and

                 (vii) Nothing which came to the attention of such counsel has caused him to believe that the Registration Statement or the Prospectus, as of the date the Registration Statement became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus as amended or supplemented, as of the date of such opinion, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or that any document incorporated by reference in the Prospectus, as amended or supplemented on the date of such document's filing with the Commission, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein (except for statements in any incorporated document which do not constitute a part of the Registration Statement or Prospectus pursuant to Rule 412 of Regulation C of the Commission) not misleading; and the documents incorporated by reference in the Prospectus as amended or supplemented (except that no opinion need be expressed as to financial statements and financial and statistical data), as of the date they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the Act and the Exchange Act and the rules and regulations thereunder;

                 (e) At 11:00 A.M., New York City time, on any applicable date referred to in Section 4(j), the independent accountants who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to you a letter, dated such applicable date, in form and substance satisfactory to you, to the effect set forth in Annex III hereto;

                 (f) (i) Neither the Company nor any of its subsidiaries shall have sustained after the date of the latest audited financial statements included or incorporated by reference in the Prospectus and (A) prior to the date of this Agreement, any loss or interference with its business from any court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus and (B) prior to each Time of Delivery, any such loss or interference, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented through the date of the corresponding Terms Agreement, as the case may be, and (ii) since the respective dates as of which information is given in the Prospectus as amended or supplemented and (A) prior to the date of this Agreement, there shall not have been any material change in the capital stock (other than as occasioned by Common Stock having been issued pursuant to the Company's employee stock purchase plans, employee stock option plans and upon conversion of convertible securities outstanding on the date hereof) or any change in long-term debt of the Company or any of its Material Subsidiaries, in each case in excess of $200,000,000, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and any of its Material Subsidiaries, otherwise than as set forth or contemplated in the Prospectus and (B) prior to each Time of Delivery, there shall not have been any such change or development, otherwise than as set forth or contemplated in the Prospectus as amended and supplemented through the date of the corresponding Terms Agreement, as the case may be, the effect of which, in any such case described in clause (i) or
(ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with your solicitation of offers to purchase Securities from the Company or your purchase of Securities from the Company as principal, as the case may be;

                 (g) The Company shall have furnished or caused to be furnished to you a certificate of the President or any Executive or Senior Vice President and a principal financial or accounting officer of the Company, dated any applicable date referred to in Section 4(h) in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Company in this Agreement are true and correct as of such applicable date, that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to such applicable date, that no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission, and that, since the respective dates as of which information is given in the Prospectus, there has not been any change, or any development involving a prospective change, in or materially affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented; and


                 (h) During the period in which you are soliciting offers to purchase Securities, including the period between the date of any Terms Agreement and the related Time of Delivery, there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war if the effect of any such event in your reasonable judgment is to make it impracticable or inadvisable to proceed with your solicitation of offers to purchase Securities or your purchase of Securities from the Company as principal; (iv) the suspension in trading in the common stock of the Company on the New York Stock Exchange if the effect of such event in your reasonable judgment is to make it impracticable or inadvisable to proceed with your solicitation of offers to purchase Securities or your purchase of Securities from the Company as principal; or (v) any downgrading in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act.

                 7. (a) The Company will indemnify and hold you harmless against any losses, claims, damages or liabilities, joint or several, to which you may become subject, under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus as amended or supplemented, and any other prospectus relating to the Securities or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse you for any legal or other expenses reasonably incurred by you in connection with investigating or defending any such action or claim as incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by you expressly for use in the Prospectus as amended or supplemented; and provided, further, that with respect to any untrue statement or omission or alleged untrue statement or omission made in any Preliminary Prospectus, the indemnity agreement contained in this Section 7(a) shall not apply to any such losses, claims, damages or liabilities asserted against you by any purchaser of Securities to the extent that such losses, claims, damages or liabilities result from the fact that a copy of the Prospectus furnished by the Company (excluding any documents incorporated by reference therein) was not sent or given to such purchaser at or prior to the written confirmation of the sale of such Securities to such purchaser.

                 (b) You will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by you expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as incurred.

                 (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

                 (d) If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and you on the other from the offering of the Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and you on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and you on the other shall be deemed to be in the same proportion as the total net proceeds from the sale of Securities (before deducting expenses) received by the Company bear to the total commissions or discounts received by you in respect thereof. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading relates to information supplied by the Company on the one hand or by you on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and you agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), you shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased by or through you were sold exceeds the amount of any damages which you have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                 (e) The obligations of the Company under this Section 7 shall be in addition to any liability which the

Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls you within the meaning of the Act; and your obligations under this Section 7 shall be in addition to any liability which you may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

                 8. In soliciting offers by others to purchase Securities from the Company, you are acting solely as agent for the Company, and not as principal (other than in respect of any purchase by you pursuant to a Terms Agreement). You will make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Securities from the Company has been accepted by the Company, but you shall not have any liability to the Company in the event such purchase for any reason is not consummated. If the Company shall default on its obligation to deliver Securities to a purchaser whose offer it has accepted, the Company shall hold you harmless against any loss, claim or damage arising from or as a result of such default by the Company.

                 9. The respective indemnities, agreements, representations, warranties and other statements by you and the Company or its officers set forth in or pursuant to this Agreement, shall remain in full force and effect regardless of any investigation (or any statement as to the results thereof) made by or on behalf of you or the Company or any of its officers or directors or any controlling person, and shall survive each delivery of and payment for any of the Securities.

                 10. The provisions of this Agreement relating to the solicitation of offers to purchase the Securities may be suspended or terminated at any time by the Company or by you upon the giving of written notice of such suspension or termination to the other party hereto. In the event of any such suspension or termination, no party shall have any liability to the other party hereto, except as provided in the third paragraph of Section 2(a), Section 5, Section 7, Section 8 and Section 9 and except that, if at the time of such suspension or termination, an offer for the purchase of Securities shall have been accepted by the Company but the delivery of the Securities relating thereto to the purchaser or his agent shall not yet have occurred, the Company shall have the obligations provided in subsections (g), (h), (i) and
(j) of Section 4.

                 11. If at any time the Company and the Agent shall determine to issue and sell Securities denominated in a currency other than U.S. dollars, which other currency may include a currency unit, or with respect to which an index is used to determine the amounts of payments of principal of and any premium and interest, the Company and the Agent shall execute and deliver an Amendment in the form attached hereto as Annex IV (the "Amendment"). The Amendment shall establish, as appropriate, additions to and modifications of the terms of this Agreement (including the Procedures), which additions and modifications shall apply to the sales, whether offered on an agency or principal basis, of such Securities covered thereby. The Agent is authorized to solicit offers to purchase Securities with respect to which an index is used to determine the amounts of payments of principal of and any premium and interest, and the Company shall agree to any sales of such Securities (whether offered on an agency or principal basis), only in a minimum aggregate amount of $2,500,000.

                 12. Except as otherwise specifically provided herein or in the Procedure, all statements, requests, notices and advices hereunder shall be in writing, or by telephone if promptly confirmed in writing, and if to ___________________ shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to ______________________________,
ATTENTION: __________________________, and if to the Company shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to 70 Pine Street, New York, New York 10270, Attention:
Secretary.

                 13. This Agreement and any Terms Agreement shall be binding upon, and inure solely to the benefit of you and the Company, and to the extent provided in Section 7, Section 8 and Section 9 hereof, the officers and directors of the Company and any person who controls you or the Company, and your respective personal representatives, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any Terms Agreement. No purchaser of any of the Securities through or from you shall be deemed a successor or assign by reason of such purchase.

                 14. This Agreement and any Terms Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                 15. Time shall be of the essence in this Agreement and any Terms Agreement.

                 16. This Agreement and any Terms Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be an original, but all of such respective counterparts shall together constitute one and the same instrument.

                 If the foregoing is in accordance with your understanding, please sign and return to us three counterparts hereof, whereupon this letter and the acceptance by you thereof shall constitute a binding agreement between the Company and you in accordance with its terms.


                                           Very truly yours,

                                           AMERICAN INTERNATIONAL GROUP, INC.



                                           By ________________________________


Accepted in New York, New York,
as of the date hereof:

           AGENT'S NAME
__________________________________



By: ______________________________
    Title: